Supplement to the
Fidelity® Municipal Income 2017 Fund
August 29, 2016
Summary Prospectus

On January 18, 2017, the Board of Trustees approved a plan of liquidation for Fidelity® Municipal Income 2017 Fund. The fund is expected to liquidate on or about June 30, 2017. For shareholders in taxable accounts, any realized gains as a result of the liquidation may be subject to taxes.

Effective December 12, 2016, the redemption fee has been removed.

M17-SUM-17-01 1.9880483.101	February 13, 2017

Supplement to the
Fidelity® Municipal Income 2017 Fund
Class A and Class I
August 29, 2016
Summary Prospectus

On January 18, 2017, the Board of Trustees approved a plan of liquidation for Fidelity® Municipal Income 2017 Fund. The fund is expected to liquidate on or about June 30, 2017. For shareholders in taxable accounts, any realized gains as a result of the liquidation may be subject to taxes.

Effective December 12, 2016, the redemption fee has been removed.

AM17-SUM-17-01 1.9880480.101	February 13, 2017